Exhibit 99.1

Investor Presentation First Quarter 2013 www.inlandrealestate.com NYSE: IRC May 20, 2013

IRC SNAPSHOT Source: Company filings. Data based on total portfolio as of 3/31/13 Includes one non-retail property and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IPCC JV properties; $2B in assets based on full purchase price acquisition value. Includes pro rata share of debt related to unconsolidated joint ventures as of 3/31/13. Inception 1994; self administered/managed as of 2000; listed on NYSE June 2004 Target Central United States 154 shopping centers and single-tenant retail properties1 15.3 million SF of gross leasable area under management1 $2 billion in asset acquisition value1 $2.0 billion total market capitalization2 79% of SF in infill trade areas in Chicago & Minneapolis MSAs (1) (2)

INVESTMENT HIGHLIGHTS Notes: (1) Dividend rate and yield as of 5/10/13; payout ratio is for 12 months ended 3/31/13. (2) IRC-PGGM joint venture upsized October 2012 to provide for acquisition of $400 M of additional shopping centers within select markets in Midwestern U.S. (3) Source: SNL; Price/2013 AFFO estimates; stock prices as of 5/10/13; peer group includes: AKR, CDR, DDR, EQY, FRT, IRC, KIM, KRG, RPT, REG, RPAI, WRI

STRATEGIC OBJECTIVES Continue to improve portfolio growth and valuation metrics Generate consolidated same store NOI annual growth of 1 to 2% for 2013 Achieve consolidated same store financial occupancy of 89% to 90% at YE 2013 Reduce cost & extend term of debt; maintain well-balanced debt maturity schedule Lower overall leverage; target net debt-to-total EBITDA ratio below 7X Longer term goal: achieve investment grade status Continue to improve liquidity, leverage and financial flexibility Redeploy capital from dispositions of $30-50M in non core assets into higher growth opportunities1 Grow assets under management and income via on-balance sheet acquisitions and by leveraging lower cost of capital of institutional joint venture partners Improve portfolio through targeted acquisitions and selective sales Notes: Guidance information current as of 1Q13 earnings release dated 5/9/13. (1) Based on current pool of assets targeted for sale in 2013.

HIGH QUALITY, STABLE PORTFOLIO Defensive focus: necessity & value-based retail Centers with grocer/drug/discount component comprise 79% of total retail GLA National and regional retailers comprise 76% of total portfolio annual base rent (1) Notes: Data based on total portfolio as of 3/31/13. Excludes properties held in the joint venture with IPCC. Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type National Retailers 72% Regional Retailers 4% Local Retailers 24% Community 22% Neighborhood 28% Power 39% Lifestyle 4% Single Tenant 7%

DIVERSIFIED TENANT BASE

- No single tenant comprises more than 4.01% of total portfolio annual base rent
- IRC's top four tenants are the leading grocers in their respective markets

Total Portfolio Major Tenant Summary (1% or More of Annual Base Rent) as of 3/31/13 [1]
Proforma Sale of Jewel-Osco to AB Acquisitions, LLC (Cerberus subsidiary)

Tenant Name	# Stores	% of Annual Base Rent	Long-term S&P Rating	Long-term Moody's Rating
Roundy's [2]	**9**	**4.01%**	**N/A**	**N/A**
AB Acquisitions, LLC (Jewel)	10	3.74%	N/A	N/A
Supervalu, Inc. (Cub Foods)	9	3.73%	B+	B3
Safeway (Dominick's Finer Foods)	7	3.43%	BBB	Baa3
TJX Companies, Inc. [3]	**18**	**3.33%**	**A**	**A3**
Best Buy	7	2.94%	BB	Baa2
Carmax	**2**	**2.26%**	**N/A**	**N/A**
Bed Bath & Beyond [4]	11	1.96%	BBB+	N/A
PetSmart	**10**	**1.77%**	**BB+**	**N/A**
Michael's	10	1.65%	B	B2
Kroger (Food 4 Less)	**4**	**1.48%**	**BBB**	**Baa2**
Ascena Retail Group [5]	26	1.42%	BB-	Ba2
Retail Ventures, Inc. (DSW)	**5**	**1.33%**	**N/A**	**N/A**
Dick's Sporting Goods [6]	4	1.24%	N/A	N/A
The Gap [7]	**11**	**1.14%**	**BB+**	**Baa3**
Dollar Tree [8]	20	1.11%	N/A	N/A
The Sports Authority	**3**	**1.07%**	**B-**	**B3**
Hobby Lobby	3	1.05%	N/A	N/A
Total	**169**	**38.66%**		

Notes: Based on total portfolio @ 3/31/13, excludes assets held in IPCC JV. Ratings: crmz.com as of 4/2013.

(1) Annualized rent includes joint venture partners' pro rata share.
(2) Includes Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1
(3) Includes TJ Maxx-6, Marshalls -11, Home Goods-1
(4) Includes Bed Bath & Beyond-7, BuyBuy Baby-3, World Market-1
(5) Includes Justice-5, Dress Barn-7, Maurice's-6, Lane Bryant-6, Catherine's-2
(6) Includes Dick's Sporting Goods-3, Golf Galaxy-1
(7) Includes Old Navy-9, The GAP-1, The Gap Factory-1
(8) Includes Dollar Tree -19, Deal$-1

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Inland Real Estate Corporation

STRONG MARKET DEMOGRAPHICS

IRC's retail centers are supported by strong demographics / high barriers to entry

- 3rd highest median 3-mile household income amongst peers
- Solid demographics enhance portfolio's resiliency and protect it from new supply

MEDIAN 3-MILE HOUSEHOLD INCOME



$72,299
$69,298
$65,313
$59,488
$58,824
$58,265
$57,896
$55,668
$53,085
FRT
REG
IRC
AKR
RPAI
KIM
EQY
DDR
WRI

AVERAGE 3-MILE POPULATION



137,520
137,100
110,365
100,508
98,342
90,863
88,770
73,599
65,753
FRT
AKR
EQY
WRI
KIM
REG
IRC
RPAI
DDR

IRC data source: Claritas 3-mile data . IRC data includes retail properties in the total portfolio and is weighted by SF (GLA).
Peer data source: ISI, Real Estate Research: Retail Demographic Analysis ,published 6-17-13. Data is weighted by SF.

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Inland Real Estate Corporation

PRIMARY MARKETS

Greater Chicago and Minneapolis-St. Paul Metro Areas

Why Chicago and the Twin Cities?

- Two of the top U.S. markets
- Markets' resiliency, diverse economies, dense populations & healthy incomes support stable cash flows
- Average cap rate ranges in primary Midwest markets (major metro areas w/population of 1.5+ million):
  - Class A Neighborhood/Community (grocery anchored) assets: 5.75% - 6.25%
  - Class A Power Centers: 6.25% - 6.75%

IRC Market Summary @ 3/31/13 (Total Portfolio)

MSA	# of Retail Properties	Total Retail GLA (MM)	% of Retail Portfolio
Chicago MSA	84	9,174,269	60.8%
Minneapolis MSA	26	2,721,929	18.0%
Other Markets	43	3,203,974	21.2%
Total	153	15,100,172	100.0%



IRC Chicago Metro Portfolio



IRC Minneapolis-St. Paul Metro Portfolio

Source: National Retail Investment Group, January 2013 report.

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Inland Real Estate Corporation

Assets: DOMINANT REIT IN PRIMARY MARKETS IRC is the largest shopping center REIT operating in the Chicago & Minneapolis metro areas1 Dominant presence positions IRC as “the retail play” in the Chicago and Twin Cities MSAs Based on retail SF and number of assets. Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 3/31/13. Peer data sources: SNL & company websites as of 5-14-13, data includes owned retail GLA with JVs reflected at 100% regardless of REIT’s actual ownership percentage. MINNEAPOLIS-ST. PAUL MSA CHICAGO MSA 9,174 3,286 2,365 1,841 1,069 752 405 240 2,722 1,369 1,188 675 IRC 84 KIM 28 DDR 7 REG 14 RPAI 6 FRT 4 RPT 3 KRG 3 IRC 26 DDR 3 KIM 5 REG 5 Gross Leasable Area (SF in Thousands)

Increases in same store NOI achieved through aggressive leasing and asset repositioning initiatives CONSOLIDATED PORTFOLIO SAME STORE NOI (% CHANGE) INTERNAL GROWTH Consolidated Same Store Net Operating Income (NOI) Sources: SNL Financial and company filings. Peer average includes data for periods for which information was available and comparable for AKR, CDR, DDR, EQY, FRT, IRC, KIM, KRG, REG, RPT and WRI. Year over year change impacted by substantially lower real estate tax expense recorded in 4Q11 as result of accrual true up . 1.8% 5.7% 3.5% 8.7% 5.7% 4.2% 5.5% -0.9% 3.2% -2% 0% 2% 4% 6% 8% 10% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 IRC Peer Average

 Ninth consecutive quarter of positive spreads on new leases as of 1Q13 & continued positive leasing spreads on renewals Reflects strength of locations & more level playing field with regard to lease negotiations INTERNAL GROWTH Positive Leasing Spreads + 6.4% + 17.5% + 8.2% + 5.2% + 5.3% + 8.6% + 39.7% +7.4% + 8.2% + 2.9% + 14.0% + 11.0% + 3.4% + 5.1% + 11.0% + 2.7% TOTAL PORTFOLIO RENT SPREADS ON NEW AND RENEWAL LEASES (AVERAGE BASE RENTS) + 15.0% + 10.9% $13.65 $10.56 $10.51 $11.56 $12.19 $11.35 $14.11 $10.66 $13.86 $13.83 $15.95 $14.52 $13.25 $11.32 $13.96 $11.57 $10.12 $8.76 $14.35 $10.91 $11.67 $12.51 $12.55 $12.19 $15.01 $12.52 $14.59 $15.02 $17.26 $15.29 $15.10 $15.81 $14.35 $12.84 $11.64 $9.72 1Q11 Renewals 1Q11 New 2Q11 Renewals 2Q11 New 3Q11 Renewals 3Q11 New 4Q11 Renewals 4Q11 New 1Q12 Renewals 1Q12 New 2Q12 Renewals 2Q12 New 3Q12 Renewals 3Q12 New 4Q12 Renewals 4Q12 New 1Q13 Renewals 1Q13 New Former Average Base Rent Per SF New Average Base Rent Per SF

VALUE CREATION

Redevelopment Track Record

Invested $36.6 M in GLA expansion projects completed 2005 through 2012

- Added ~132,000 SF of gross leasable area (GLA)
- Generated average annual net rental revenue of ~$6.2 M
- Annual return on cost (ROC) of completed projects: 17.0% [1]

Asset Redevelopment Projects – Case Studies:		Cost	ROC [1]	Before	After
Crystal Point Crystal Lake, IL	Replaced vacant restaurant with multi-tenant outlot building; 100% leased to Five Guys, Pot Belly's & Starbucks Completed 2012	$ 1.6 M	12.2%		
Salem Square Countryside, IL	Repositioning & multi-tenant outlot addition Completed 2011	$ 2.9 M	25.5%		
Shops of Plymouth Town Center Plymouth, MN	Added 16,500 SF of GLA with construction of multi-tenant outlot building; 100% leased to 4 new tenants Completed 2009	$ 3.1 M	11.2%		

Notes: (1) Return on cost (ROC) is based on new capital and related leasing

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Inland Real Estate Corporation

VALUE CREATION

Repositioning/Redevelopment Projects In Process

Increased number of repositioning/redevelopment projects planned for 2013

- Plan to take out of service ~350,000 SF in 2013; scheduled to come back on line in 2014
- Expect to invest ~$21M in six projects
- Anticipated annual return on cost (ROC) on six projects: 15.0% [1]

Property	Value-Add Initiative	Cost	ROC [1]	Est. Completion
Bally's, St. Paul, MN	Reposition former Bally's to multi-tenant charter school & swim school	$ 1.4 M	15.8%	2013
Rivertree Court, Vernon Hills, IL	2 phases: theater conversion & GLA expansion for new tenant Gordmans; reposition former Office Depot space with Ross, former Old Country Buffet with Pier One; former Ulta with Shoe Carnival	$11.0 M	15.4%	2011 / 2013
Diffley Marketplace, Eagan, MN	Add multi-tenant outlot and single-tenant outlot	$ 2.9 M	12.0%	2014
Dunkirk Square, Maple Grove, MN	Add multi-tenant outlot	$ 1.8 M	12.7%	2014
Lansing Square, Lansing, IL	Sell portion of property to national discount retailer for development of super store; redevelop remainder of property to add 30K SF for junior anchor	$ 1.5 M	13.8%	2014
Aurora Commons, Aurora, IL	Reposition Jewel store for multi-tenant apparel/discount retailers	$ 2.6 M	19.0%	2014
TOTAL ASSET IMPROVEMENT PROJECTS IN PROCESS:		***$21.2 M***	***15.0%***	

Notes: (1) Return on cost (ROC) is based on projected new capital and related leasing

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Inland Real Estate Corporation

SUCCESSFUL BUSINESS MODEL

Acquire critical mass of properties in target markets

- Market concentration facilitates multiple lease signings for retailer market launches, expansions and relocations

Cluster assets within key submarkets

- Provides leasing flexibility & management efficiencies, including pricing power with vendors

Locate on the "best corner"

- Premier locations within primary markets make IRC assets highly attractive to retailers
- Leased occupancy rates of IRC portfolios in primary markets are consistently higher than overall rates for those MSAs

Total Portfolio Leased Occupancy @ 3/31/13			
MSA	IRC Portfolio Occupancy	MSA Average Occupancy	IRC Variance to MSA
Chicago MSA	92.7%	91.4%	+ 130 bps
Minneapolis MSA	95.9%	92.5%	+ 340 bps

Replicate business model in additional markets

Sources: CB Richard Ellis : MSA average occupancy from CBRE MarketView First Quarter 2013.
Notes: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; based on IRC's pro-rata share of properties in unconsolidated JVs.

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Inland Real Estate Corporation

DISCIPLINED INVESTMENT STRATEGY Pursue grocery, value & necessity-based multi-anchor retail centers in select U.S. markets Target Class A assets in trade areas with strong demographics & high barriers to entry Focus on #1 & #2 market share grocers and in-demand national retailers Balance acquisitions in primary markets with purchase of market-dominant assets in strong secondary markets to achieve higher returns Established population; equally compelling demographics Same high-quality national retailer rent rolls Investment goals Improve diversification of portfolio by market, tenant concentration and type of center to provide predictable, sustainable cash flows Achieve above market returns on investment to enhance net asset value Silver Lake Village (St. Anthony, MN) Westgate (Fairview Park, OH) Stone Creek (Cincinnati, OH)

JOINT VENTURE GROWTH STRATEGIES

Diversify Capital Resources + Expand Platform + Drive Growth




ROSS



PGGM

- Formed 2010; upsized 2012
- Use institutional capital to acquire premier retail assets
- Grow assets under management: added $309 M gross value as of 3/31/13
- Monetized equity value of contributed assets while retaining operating control; recycled gains on sales into new acquisitions
- Enhance yield via fee income
- Potential total JV asset value at full investment ~ $900 M
- IRC 55% ownership

NYSTRS

- Formed 2004; in 2012 JV extended through 2022
- Used institutional capital to acquire quality retail assets
- Increased assets under management: added $304 M gross value 2005-2006 (allocated capital fully invested)
- Monetized equity value of contributed assets while retaining operating control; recycled gains on sales into new acquisitions
- Enhance yield via fee income
- $347 M in asset value as of 3/31/13 [1]
- IRC 50% ownership

IPCC

- Established 2006
- Fee structure emphasizing recurring management fees over one-time transaction fees provides more value to IRC
- Recurring property management fee income of $1.1M for 2012; anticipate will grow as assets added to venture
- Target annual acquisitions of ~$100M in asset value
- IRC ownership reduced to 0% as interests in assets are completely sold to TIC investors

Notes: (1) Excludes Algonquin Commons which was consolidated in 2010.

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Inland Real Estate Corporation

$3.3 M $1.5 M $4.6 M $3.5 M $5.9 M $1.0 M $1.2 M $1.7 M $1.9 M $2.7 M $2.0 M JOINT VENTURE FEE INCOME Total joint venture fee income compound annual growth rate 23% (2006-2012) IPCC venture: generated ~$17.4 M of acquisition & property management fee income 2006-1Q131 NYSTRS JV: provided ~$8.5 M of fee income 2006-1Q13 1 PGGM JV: provided ~$3.6 M of fee income 2010-1Q13 1 Notes: Amounts may not foot due to rounding issues (1) Property management JV fee income includes asset management and leasing commissions. (2) Not included in this analysis are immaterial fees earned from managing development joint ventures. TOTAL JV FEE INCOME PROPERTY MANAGEMENT JV FEE INCOME ONLY $29.5 M $ 15.7 MM $5.7 M $4.1 M NYSTRS IPCC PGGM $1.6 M $1.1 M $1.0 $1.0 $1.4 $1.2 $1.2 $1.1 $1.1 $0.2 $0.2 $0.3 $0.7 $0.6 $0.9 $1.1 $0.3 $0.2 $0.7 $1.9 $0.6 2006 2007 2008 2009 2010 2011 2012 1Q13 $1.3 $1.0 $1.4 $1.2 $1.2 $1.1 $1.1 $0.2 $0.2 $2.4 $3.2 $2.1 $2.1 $4.0 $2.6 $0.8 $0.2 $0.8 $2.0 $0.6 2006 2007 2008 2009 2010 2011 2012 1Q13

As of 4/24/2013; acquisitions are shown on positive axis & include sold core properties and properties acquired through unconsolidated joint ventures at 100 percent; acquisitions exclude IPCC JV acquisitions that were completed with no equity contribution from IRC; dispositions are shown on negative axis & exclude sold IPCC JV assets. Acquisition value represents full purchase price, including potential earn-outs. IRC has been an active acquirer of assets for our own balance sheet and through joint ventures Over half of core asset acquisitions have been principal to principal transactions; typically get best pricing in private deals IRC/NYSTRS/PGGM Acquisitions IPCC Acquisitions Dispositions $278.1 $111.2 $238.3 $314.8 PORTFOLIO TRANSACTION HISTORY (1) TRANSACTION HISTORY Consolidated & Joint Ventures $63.1 $17.8 $77.4 $181.8 $365.8 $298.3 $43.3 $3.3 $207.2 $78.0 $75.3 $143.8 $150.1 $181.4 $2.4 $8.4 $12.0 $24.6 $6.2 $15.7 $29.6 $14.8 $6.6 $17.7 $8.2 $19.7 $6.6 ($50) ($25) $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD Dispositions / Acquisitions ($MM)

BALANCE SHEET OBJECTIVES Substantial Progress in 2012 and YTD 2013 Sourced opportunity capital Sold 2.4 million shares 8.125% Series A Cumulative Redeemable Preferred Stock @ $25.3906 per share for net proceeds of $59.0 M; equal to effective yield of 8.0% (1Q12) Upsized IRC-PGGM JV: PGGM to provide additional cash of $100 M for new investments (4Q12) Upsized consolidated unsecured credit facilities by $50 M to $350 M – line of credit, term loan each $175 M (3Q12) Established new ATM equity program with expanded selling group / improved fee structure through which can issue up to $150M of common equity; YTD 2013, IRC issued 996,000 shares for gross proceeds of $10.1M status Reduced cost and improved terms of debt In 2012 closed $238 M of new & refinanced secured loans for the total portfolio; improved weighted average rate to 4.29% from 4.92% & weighted average term to 8 years from 5 years In 2012 retired $82.4M of secured loans, which included cash outlays of $50.4M & debt forgiveness of $32M Improved rate for consolidated unsecured credit facilities by 35 bps to 55 bps (3Q12) – expect $1.3 M annual interest expense savings @ current debt levels & amounts outstanding on facilities Added investment grade pricing grid to credit agreement (3Q12) – applies when achieve investment grade status Extended & re-balanced debt maturity profile Extended term & un-linked term loan and line of credit (3Q12)– new maturity dates: line of credit 8/2016; term loan 8/2017 Debt ratios continue to improve At 3/31/13, TTM debt-to-EBITDA was 7.1x vs. 8.0x @ 3/31/12; interest expense coverage ratio was 3.0x for 1Q13 vs. 2.7x for 1Q12

$81.8 $224.4 Secured Debt Term Loan - Bank Group Term Loan - Wells Fargo CONSOLIDATED DEBT AS OF 3/31/13 CONSOLIDATED DEBT MATURITIES Well-Balanced Debt Maturity Profile $115.0 Notes: Secured debt includes principal amortization through maturity. Consolidated debt as of 3/31/12 includes $90.2MM of secured debt for Algonquin Commons in 2013. $105.0 $52.6 $19.9 $35.0 $49.2 $70.3 $46.9 $11.9 $29.2 $175.0 $50.0 $80.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

EXPERIENCED LEADERSHIP TEAM

SENIOR MANAGEMENT TEAM AVERAGES 25+ YEARS REAL ESTATE EXPERIENCE

Management	***Inland Tenure***	***Background / Experience***
Mark Zalatoris President & CEO	27 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; SVP & CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Executive Vice President & Chief Financial Officer	9 yrs. (15 yrs. at Great Lakes REIT)	Extensive capital markets & public company reporting experience; former Great Lakes REIT SVP, Financial Reporting
Scott Carr EVP & Chief Investment Officer, IRC; President, Inland Commercial Property Management Inc. (IRC subsidiary)	25 yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Senior Vice President, Transactions	26 yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions
Board of Directors		
Thomas D'Arcy Chairman of the Board (non-executive, independent)	8 yrs. as IRC independent director; former audit committee member (28+ yrs. in commercial real estate industry)	CEO American Realty Capital Healthcare Trust; formerly President & CEO Grubb & Ellis and CEO of a publicly traded, Midwest-focused shopping center REIT

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Inland Real Estate Corporation

INVESTMENT SUMMARY Reinvigorated portfolio primed for growth Assets repositioned with best-in-class retailers Portfolio positioned to provide consistent & dependable income growth Redeveloping assets to meet retailer appetite for new stores Executing long term capital plan Provides enhanced liquidity & flexibility Progress on reducing cost of debt & extending maturity profile Long term goals: lower overall leverage & secure investment grade status Implementing effective growth strategy Selling noncore assets & investing proceeds in acquisitions with greater growth potential Leveraging capital-efficient joint ventures to grow portfolio & income

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.